UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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TILE SHOP HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2021

TILE SHOP HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35629	45-5538095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 Carlson Parkway, Plymouth, Minnesota 55441

(Address of principal executive offices, including ZIP code)

(763) 852-2950

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01	Other Events

On June 14, 2021, Tile Shop Holdings, Inc. (the “Company”), issued a press release announcing that The Nasdaq Stock Market LLC (“Nasdaq”) approved its application for listing the Company’s common stock on the Nasdaq Capital Market. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company’s common stock is expected to commence trading on Nasdaq at the opening of trading on or about June 17, 2021 under the Company’s current ticker symbol “TTSH”.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release of Tile Shop Holdings, Inc., dated June 14, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward Looking Statements

This Current Report on Form 8-K includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward looking statements include any statements regarding the Company’s strategic and operational plan, including expected Nasdaq trading, and expected financial performance. Forward looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward looking statements are based on information available at the time such statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward looking statements, including but not limited to unforeseen events that may affect the retail market or the performance of the Company’s stores. Many of the Company’s risks have been, and may further be, exacerbated by the COVID-19 pandemic. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances. Investors are referred to the most recent reports filed with the SEC by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILE SHOP HOLDINGS, INC.

By /s/ Nancy DiMattia
Date: June 14, 2021	Name: Nancy DiMattia
Title: Chief Financial Officer

Exhibit 99.1

Tile Shop Announces Approval to Relist on Nasdaq

MINNEAPOLIS, June 14, 2021 (GLOBE NEWSWIRE) — Tile Shop Holdings, Inc. (OTC Pink: TTSH) (the “Company”), a specialty retailer of natural stone and man-made tiles, setting and maintenance materials and related accessories, today announced that The Nasdaq Stock Market LLC (“Nasdaq”) has approved its application for the listing of the Company’s common stock on The Nasdaq Stock Market. The Company’s common stock is expected to be relisted and commence trading on The Nasdaq Stock Market at the opening of the market on or about Thursday, June 17, 2021, under the current ticker symbol “TTSH”.

The Company intends to use its website, investors.tileshop.com, as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Such disclosures will be included on the Company’s website under the heading News and Events. Accordingly, investors should monitor such portions of the Company’s website, in addition to following its press releases, Securities and Exchange Commission filings and public conference calls and webcasts.

Forward Looking Statements

This press release includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward looking statements include any statements regarding the Company’s strategic and operational plan, including expected Nasdaq trading, and expected financial performance. Forward looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward looking statements are based on information available at the time such statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward looking statements, including but not limited to unforeseen events that may affect the retail market or the performance of the Company’s stores. Many of the Company’s risks have been, and may further be, exacerbated by the COVID-19 pandemic. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances. Investors are referred to the most recent reports filed with the SEC by the Company.

About The Tile Shop

The Tile Shop (OTC Pink: TTSH) is a leading specialty retailer of natural stone and man-made tiles, setting and maintenance materials, and related accessories in the United States. The Tile Shop offers a wide selection of high-quality products, exclusive designs, knowledgeable staff and exceptional customer service in an extensive showroom environment. The Tile Shop currently operates 143 stores in 31 states and the District of Columbia.

The Tile Shop is a proud member of the American Society of Interior Designers (ASID), National Association of Homebuilders (NAHB), National Kitchen and Bath Association (NKBA), and the National Tile Contractors Association (NTCA). Visit www.tileshop.com. Join The Tile Shop (#thetileshop) on Facebook, Instagram, Pinterest and Twitter.

Investor Contact: Mark Davis

Email: mark.davis@tileshop.com

Phone: (763) 852-2978

Additional Information

In connection with the 2021 Annual Meeting of Shareholders (the “Annual Meeting”), the Company has filed, on May 28, 2021, with the SEC and furnished to the Company’s shareholders a definitive proxy statement and other relevant documents pertaining to the Annual Meeting. Shareholders of the Company are urged to read the definitive proxy statement and other relevant documents carefully and in their entirety because they contain important information pertaining to the Annual Meeting. Shareholders of the Company may obtain the definitive proxy statement and other relevant documents filed with the SEC free of charge at the SEC’s website at www.sec.gov or by directing a request to Tile Shop Holdings, Inc., 14000 Carlson Parkway, Plymouth, Minnesota 55441, Attn: Secretary.

Participants in the Solicitation

The Company, its directors and executive officers and employees may be deemed “participants” in the solicitation of proxies from shareholders of the Company in connection with the Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of the Company in connection with the Annual Meeting is set forth in the definitive proxy statement and the other relevant documents filed by the Company with the SEC. You can find information about the Company’s executive officers and directors in its definitive proxy statement.